Exhibit 99.7

CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

                The undersigned hereby consents to the references made to her in the Registration Statement and the Joint Proxy Statement./Prospectus, of which this consent is an exhibit, as a person who will serve as a director of Computer Horizons Corp. upon the consummation of the Merger (as defined therein).

/s/ Margaret Loftus
Margaret Loftus

CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

                The undersigned hereby consents to the references made to him in the Registration Statement and the Joint Proxy Statement./Prospectus, of which this consent is an exhibit, as a person who will serve as a director of Computer Horizons Corp. upon the consummation of the Merger (as defined therein).

/s/ Krzysztof K. Burhardt
Krzysztof K. Burhardt

CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

                The undersigned hereby consents to the references made to him in the Registration Statement and the Joint Proxy Statement./Prospectus, of which this consent is an exhibit, as a person who will serve as a director of Computer Horizons Corp. upon the consummation of the Merger (as defined therein).

/s/ Willard W. Brittain
Willard W. Brittain

CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

                The undersigned hereby consents to the references made to him in the Registration Statement and the Joint Proxy Statement./Prospectus, of which this consent is an exhibit, as a person who will serve as a director of Computer Horizons Corp. upon the consummation of the Merger (as defined therein).

/s/ Michael B. Esstman
Michael B. Esstman

CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

                The undersigned hereby consents to the references made to him in the Registration Statement and the Joint Proxy Statement./Prospectus, of which this consent is an exhibit, as a person who will serve as a director of Computer Horizons Corp. upon the consummation of the Merger (as defined therein).

/s/ Michael J. LaVelle
Michael J. LaVelle